SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 3, 2006
Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY, 08809
(Address of Principal Executive Office) (Zip Code)

(908)730-7630
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

          James A. Hughes, the Registrant’s President and Chief Executive Officer and Alan Bedner, Chief Financial Officer will be presenting at the Mid-Atlantic 2006 Super-Community Bank Conference in Philadelphia, Pennsylvania on November 6, 2006.

          The press release announcing the presentation is attached hereto as Exhibit 99.1.  The text of slides shown during the presentations is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press release issued by the Registrant on November 3, 2006

99.2	Slide presentation presented by Registrant at the Mid-Atlantic 2006 Super-Community Bank Conference in Philadelphia, Pennsylvania on November 6, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

Date: November 6, 2006	By:	/s/ Alan J. Bedner, Jr.

Alan J. Bedner
EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press release issued by the Registrant on November 3, 2006

99.2	Slide presentation presented by Registrant at the Mid-Atlantic 2006 Super-Community Bank Conference in Philadelphia, Pennsylvania on November 6, 2006.